UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 26, 2026

Avis Budget Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10308	06-0918165
(State or Other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

379 Interpace Parkway Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 496-4700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	CAR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 26, 2026, Avis Budget Group, Inc. (the “Company”) appointed Tina Goldenberg to the position of Vice President and Chief Accounting Officer of the Company, effective June 15, 2026. Cathleen DeGenova, who is retiring, will continue to serve as Senior Vice President and Chief Accounting Officer until June 14, 2026.

Ms. DeGenova will continue to advise the Company through April 1, 2027, to assist with the orderly transition of her duties to Ms. Goldenberg. The Company thanks Ms. DeGenova for her 13 years of dedicated exemplary service to the Company and its shareholders.

Ms. Goldenberg, age 42, has been a Senior Director of the Company overseeing Accounting for the Company’s Americas region since March 2020. Ms. Goldenberg previously held the title of Senior Director, Financial Reporting & Technical Accounting from August 2019, and held roles of increasing responsibility within Internal Reporting from March 2013, when she joined the Company. Prior to joining the Company, Ms. Goldenberg was an accountant with Deloitte. Ms. Goldenberg is a Certified Public Accountant.

Pursuant to Ms. Goldenberg’s offer letter, dated May 26, 2026 (the “Offer Letter”), Ms. Goldenberg will receive an annual base salary of $270,000, will be eligible to earn an annual incentive award at a target rate of 45% of base salary, subject to attainment of applicable performance goals, and will continue to be eligible to participate in the Company’s annual long-term incentive program.

The Offer Letter is attached hereto as Exhibit 10.1 and incorporated herein by reference. The foregoing description of the Offer Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Offer Letter.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

10.1	Offer Letter dated May 26, 2026 between Tina Goldenberg and Avis Budget Group, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIS BUDGET GROUP, INC.

By:	/s/ Jean M. Sera
Name:	Jean M. Sera
Title:	Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

Date: May 29, 2026